UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-09479

Name of Fund: The S&P 500 Protected Equity Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, The S&P 500 Protected Equity Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/06

Date of reporting period: 10/01/05 - 03/31/06

Item 1 - Report to Stockholders

Semi-Annual Report
March 31, 2006

The S&P 500(R)
Protected Equity
Fund, Inc.

The S&P 500(R) Protected Equity Fund, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Directors and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.

Portfolio Information as of March 31, 2006

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ......................................................    2.6%
General Electric Co. ...................................................    2.6
Microsoft Corp. ........................................................    1.7
Citigroup, Inc. ........................................................    1.7
Bank of America Corp. ..................................................    1.5
Procter & Gamble Co. ...................................................    1.3
Pfizer, Inc. ...........................................................    1.3
Johnson & Johnson ......................................................    1.2
American International Group, Inc. .....................................    1.2
Altria Group, Inc. .....................................................    1.0
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ............................................    6.4%
Pharmaceuticals ........................................................    5.3
Commercial Banks .......................................................    4.9
Insurance ..............................................................    3.9
Industrial Conglomerates ...............................................    3.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Sector Weightings                                          Total Investments
--------------------------------------------------------------------------------
Financials .................................................               17.4%
Information Technology .....................................               12.9
Health Care ................................................               10.6
Industrials ................................................                9.5
Consumer Discretionary .....................................                8.7
Energy .....................................................                7.9
Consumer Staples ...........................................                7.5
Telecommunication Services .................................                2.7
Utilities ..................................................                2.6
Materials ..................................................                2.5
Other* .....................................................               17.7
--------------------------------------------------------------------------------
*     Includes portfolio holdings in options and short-term investments.

      For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


2       THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2006

A Letter From the President

Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs -- they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.039 trillion in assets under management as of March 31, 2006.

      Data, including assets under management, are as of March 31, 2006.


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2006       3

A Discussion With Your Fund's Portfolio Managers

      In the context of a changeable market, the Fund was effectively able to preserve invested principal for the semi-annual period.

How did the Fund perform during the semi-annual period?

For the six-month period ended March 31, 2006, the Common Stock of The S&P 500(R) Protected Equity Fund, Inc. had a total investment return of +.91%, based on a change in per share net asset value from $9.75 to $9.80, and assuming reinvestment of all distributions. The benchmark Standard & Poor's 500 (S&P 500) Index returned +6.38% for the same period. The disparity in returns is attributed to the fact that the protective put options in which the Fund invests decrease in value as the S&P 500 Index increases. However, the protective puts also increase in value as the Index declines, thereby offering the Fund downside protection not possible by investing in the Index alone.

From its inception on November 3, 1999, through March 31, 2006, the Fund had a total net return of -.51% while the S&P 500 Index posted a total return of +5.76%. When the Fund matures, if the S&P 500 Index remains at current levels, we expect that the payout from the options and the stock value should be sufficient to pay back the original principal to investors. Of course, while the Fund is designed to deliver no loss in principal, this cannot be guaranteed.

For a description of the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the Nasdaq), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Describe the market environment during the semi-annual period.

Overall, the past six months were an upbeat period for U.S. equities. The S&P 500 Index gained 2.09% in the fourth quarter of 2005 and 4.21% in the first quarter of 2006. The oil price strengthened over the six-month period, climbing from $61.94 per barrel to close at $66.14 per barrel. Oil prices remained firm for much of the period on the back of sustained strength in demand and concerns over supply.

Merger-and-acquisition (M&A) activity was an essential theme during the six-month period. Approximately 5,800 takeovers valued at $859 billion were announced globally in the first three months of 2006, the fastest start since the record M&A year of 2000. In the United States, December, for example, was highlighted by increased merger activity in the form of the ConocoPhillips deal to buy Burlington Resources.

The beginning of the six-month period was weak for stocks. For the fourth quarter of 2005, the U.S. Department of Commerce reported that gross domestic product (GDP) expanded at an annualized clip of 1.7%. This compared with a 4.1% growth rate in the previous three-month period and 3.5% for all of 2005. The lower-than-expected growth in the final quarter of 2005 was largely due to a slowdown in consumer spending, which crept forward at an annualized rate of 1.1% in the fourth quarter, the smallest quarterly increase in over a decade. Consumer spending accounts for approximately 70% of overall U.S. economic activity.

Equity markets slid into negative territory in October amid signs of a slower economy, high oil prices, declining consumer confidence and renewed concerns about inflation. November saw a recovery in stocks, as strong productivity and high margins resulted in solid earnings and oil prices fell from $70 per barrel to the mid-$50-per-barrel range. Following the surge in November, equity markets moved sideways in December as thin volume led to volatile movements in stock prices. Compounding the mixed financial and economic data throughout the quarter, the yield curve inverted at the end of December, meaning long-term yields fell below short-term yields, historically a harbinger of an economic downturn.


4       THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2006

Nonetheless, in the first quarter of 2006, equity markets trumped the preceding period's gains, bringing a powerful close to the six-month period. The S&P 500 Index recorded its best first-quarter return in seven years. The 4.21% quarterly advance was the highest since the fourth quarter of 2004 (+9.23%) and the best first quarter since 1999 (+4.98%).

The impetus behind U.S. equity markets' gains in the first quarter was a robust U.S. economy, which rebounded sharply following the slowdown in the last quarter of 2005. Economic growth resiliently forged ahead despite well-publicized headwinds such as rising interest rates, a slowdown in the housing market and wild cards such as bird flu, turbulence in the Middle East and volatile energy markets.

A superior corporate sector, distinguished by healthy balance sheets that paved the way for improved capital spending, was a key driver of economic growth. Other central factors that underpinned a vigorous U.S. economy over the course of the first quarter included higher productivity, a firming labor market characterized by rising wages and a jobless rate near a four-year low, improvements in both consumer confidence and retail sales, and a stable inflation environment.

There were four unsurprising 25 basis point hikes in the federal funds target rate during the six-month period. The first and second rate hikes were enacted by the Federal Reserve Board (the Fed) in November and December. The third, in January and on outgoing Chairman Alan Greenspan's last day, marked the 14th consecutive quarter-point increase since June 2004. The fourth rate hike, in March, followed the Fed's first meeting under new Chairman Ben Bernanke, bringing the target rate to 4.75%, the highest level since April 2001.

How did you manage the portfolio during the period?

The Fund currently holds "in the money" S&P 500 European put options, which means these options have an above-the-market exercise price. In this case, the put options expire in October 2007 and have a strike of 1,639.47 index points. The S&P 500 Total Return Index closed at 1,967.38 index points on March 31, 2006. The value of these options at the Fund's maturity is intended to help offset any losses suffered by the Fund's equity portfolio in the event that, in October 2007, the S&P 500 Index settles below the value recorded at the Fund's inception.

The portion of the Fund's assets not used to purchase put options is benchmarked to the S&P 500 Index with the goal of replicating the risks and returns of the Index. Over the period, changes in this portion of the portfolio were made in response to changes in the composition of the benchmark. At March 31, 2006, 17% of the Fund's net assets was invested in put options and 83% in equities, compared to 20% in put options and 80% in equities at September 30, 2005. Exchange-traded S&P 500 Index futures contracts were used as an anticipatory hedge to provide equity exposure on the portfolio's cash position and thereby achieve the portfolio's target of maintaining 100% equity exposure.

How would you characterize the portfolio's position at the close of the period?

The Fund is positioned to provide downside protection not possible by investing in the Index alone. The S&P 500 Index provides diversified exposure to the securities of the largest U.S. publicly traded companies.

Jonathan A. Clark
Vice President and Portfolio Manager

Debra L. Jelilian
Vice President and Portfolio Manager

April 24, 2006

--------------------------------------------------------------------------------
Effective March 28, 2006, Debra L. Jelilian and Jonathan A. Clark are responsible for the day-to-day management of The S&P 500(R) Protected Equity Fund.
--------------------------------------------------------------------------------


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2006       5

Summary Schedule of Investments

This summary schedule of investments is presented to help investors focus on the Fund's principal holdings. It includes the Fund's 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund's net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                         Shares                                                                      Percent of
Industry                                   Held   Common Stocks                                        Value         Net Assets
===============================================================================================================================
Aerospace & Defense                       4,202   Boeing Co.                                        $   327,462          0.5%
                                          5,198   United Technologies Corp.                             301,328          0.4
                                                  Other Securities                                      793,565          1.1
                                                                                                    ---------------------------
                                                                                                      1,422,355          2.0
-------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics                   5,800   United Parcel Service, Inc. Class B                   460,404          0.6
                                                  Other Securities                                      173,310          0.3
                                                                                                    ---------------------------
                                                                                                        633,714          0.9
-------------------------------------------------------------------------------------------------------------------------------
Airlines                                          Other Securities                                       71,078          0.1
-------------------------------------------------------------------------------------------------------------------------------
Auto Components                                   Other Securities                                       96,875          0.1
-------------------------------------------------------------------------------------------------------------------------------
Automobiles                                       Other Securities                                      202,838          0.3
-------------------------------------------------------------------------------------------------------------------------------
Beverages                                10,548   The Coca-Cola Co.                                     441,645          0.6
                                          8,603   PepsiCo, Inc.                                         497,167          0.7
                                                  Other Securities                                      315,725          0.4
                                                                                                    ---------------------------
                                                                                                      1,254,537          1.7
-------------------------------------------------------------------------------------------------------------------------------
Biotechnology                             5,955   Amgen, Inc. (a)                                       433,226          0.6
                                                  Other Securities                                      393,118          0.5
                                                                                                    ---------------------------
                                                                                                        826,344          1.1
-------------------------------------------------------------------------------------------------------------------------------
Building Products                                 Other Securities                                      125,837          0.2
-------------------------------------------------------------------------------------------------------------------------------
Capital Markets                           2,200   Goldman Sachs Group, Inc.                             345,312          0.5
                                          4,700   Merrill Lynch & Co., Inc. (c)                         370,172          0.5
                                          5,537   Morgan Stanley                                        347,834          0.5
                                                  Other Securities                                    1,005,783          1.4
                                                                                                    ---------------------------
                                                                                                      2,069,101          2.9
-------------------------------------------------------------------------------------------------------------------------------
Chemicals                                         Other Securities                                      914,823          1.3
-------------------------------------------------------------------------------------------------------------------------------
Commercial Banks                         24,020   Bank of America Corp.                               1,093,871          1.5
                                          9,343   U.S. Bancorp                                          284,962          0.4
                                          8,638   Wachovia Corp.                                        484,160          0.7
                                          8,566   Wells Fargo & Co.                                     547,110          0.7
                                                  Other Securities                                    1,167,837          1.6
                                                                                                    ---------------------------
                                                                                                      3,577,940          4.9
-------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies                    Other Securities                                      482,786          0.7
-------------------------------------------------------------------------------------------------------------------------------
Communications Equipment                 31,494   Cisco Systems, Inc. (a)                               682,475          0.9
                                         12,565   Motorola, Inc.                                        287,864          0.4
                                          8,404   QUALCOMM, Inc.                                        425,326          0.6
                                                  Other Securities                                      415,142          0.6
                                                                                                    ---------------------------
                                                                                                      1,810,807          2.5
-------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals                  12,049   Dell, Inc. (a)                                        358,578          0.5
                                         14,725   Hewlett-Packard Co.                                   484,452          0.7
                                          8,241   International Business Machines Corp.                 679,635          0.9
                                                  Other Securities                                      662,393          0.9
                                                                                                    ---------------------------
                                                                                                      2,185,058          3.0
-------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering                        Other Securities                                       29,601          0.0
-------------------------------------------------------------------------------------------------------------------------------
Construction Materials                            Other Securities                                       52,250          0.1
-------------------------------------------------------------------------------------------------------------------------------


6       THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2006

                                         Shares                                                                      Percent of
Industry                                   Held   Common Stocks                                        Value         Net Assets
===============================================================================================================================
Consumer Finance                          6,322   American Express Co.                              $   332,221          0.5%
                                                  Other Securities                                      237,897          0.3
                                                                                                    ---------------------------
                                                                                                        570,118          0.8
-------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging                            Other Securities                                      128,656          0.2
-------------------------------------------------------------------------------------------------------------------------------
Distributors                                      Other Securities                                       48,520          0.1
-------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer Services                     Other Securities                                       66,894          0.1
-------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services           25,581   Citigroup, Inc.                                     1,208,446          1.7
                                         17,917   JPMorgan Chase & Co.                                  746,064          1.0
                                                  Other Securities                                      155,994          0.2
                                                                                                    ---------------------------
                                                                                                      2,110,504          2.9
-------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services   20,551   AT&T, Inc.                                            555,699          0.8
                                          9,051   BellSouth Corp.                                       313,617          0.4
                                         15,031   Verizon Communications, Inc.                          511,956          0.7
                                                  Other Securities                                      104,050          0.1
                                                                                                    ---------------------------
                                                                                                      1,485,322          2.0
-------------------------------------------------------------------------------------------------------------------------------
Electric Utilities                                Other Securities                                      883,578          1.2
-------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                              Other Securities                                      309,108          0.4
-------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments                Other Securities                                      224,730          0.3
-------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services               3,116   Schlumberger Ltd.                                     394,392          0.6
                                                  Other Securities                                      732,579          1.0
                                                                                                    ---------------------------
                                                                                                      1,126,971          1.6
-------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing                 12,908   Wal-Mart Stores, Inc.                                 609,774          0.9
                                                  Other Securities                                      817,780          1.1
                                                                                                    ---------------------------
                                                                                                      1,427,554          2.0
-------------------------------------------------------------------------------------------------------------------------------
Food Products                                     Other Securities                                      635,561          0.9
-------------------------------------------------------------------------------------------------------------------------------
Gas Utilities                                     Other Securities                                        4,008          0.0
-------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies          6,148   Medtronic, Inc.                                       312,011          0.4
                                                  Other Securities                                      910,033          1.3
                                                                                                    ---------------------------
                                                                                                      1,222,044          1.7
-------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services          7,180   UnitedHealth Group, Inc.                              401,075          0.5
                                                  Other Securities                                    1,431,655          2.0
                                                                                                    ---------------------------
                                                                                                      1,832,730          2.5
-------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                     Other Securities                                      882,309          1.2
-------------------------------------------------------------------------------------------------------------------------------
Household Durables                                Other Securities                                      501,838          0.7
-------------------------------------------------------------------------------------------------------------------------------
Household Products                       16,570   Procter & Gamble Co.                                  954,763          1.3
                                                  Other Securities                                      315,566          0.5
                                                                                                    ---------------------------
                                                                                                      1,270,329          1.8
-------------------------------------------------------------------------------------------------------------------------------
IT Services                                       Other Securities                                      623,558          0.9
-------------------------------------------------------------------------------------------------------------------------------
Independent Power Producers &                     Other Securities                                      377,933          0.5
Energy Traders
-------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates                  3,930   3M Co.                                                297,462          0.4
                                         53,632   General Electric Co.                                1,865,321          2.6
                                                  Other Securities                                      328,274          0.4
                                                                                                    ---------------------------
                                                                                                      2,491,057          3.4
-------------------------------------------------------------------------------------------------------------------------------
Insurance                                13,367   American International Group, Inc.                    883,425          1.2
                                                  Other Securities                                    1,976,507          2.7
                                                                                                    ---------------------------
                                                                                                      2,859,932          3.9
-------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail                         Other Securities                                      300,078          0.4
-------------------------------------------------------------------------------------------------------------------------------


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2006       7

                                         Shares                                                                      Percent of
Industry                                   Held   Common Stocks                                        Value         Net Assets
===============================================================================================================================
Internet Software & Services              1,200   Google, Inc. Class A (a)                          $   468,000          0.7%
                                                  Other Securities                                      240,203          0.3
                                                                                                    ---------------------------
                                                                                                        708,203          1.0
-------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products                      Other Securities                                      117,857          0.2
-------------------------------------------------------------------------------------------------------------------------------
Machinery                                         Other Securities                                      925,992          1.3
-------------------------------------------------------------------------------------------------------------------------------
Media                                    11,227   Comcast Corp. Class A (a)                             293,698          0.4
                                         23,020   Time Warner, Inc.                                     386,506          0.5
                                                  Other Securities                                    1,252,208          1.8
                                                                                                    ---------------------------
                                                                                                      1,932,412          2.7
-------------------------------------------------------------------------------------------------------------------------------
Metals & Mining                                   Other Securities                                      506,299          0.7
-------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities                                   Other Securities                                      656,810          0.9
-------------------------------------------------------------------------------------------------------------------------------
Multiline Retail                                  Other Securities                                      667,529          0.9
-------------------------------------------------------------------------------------------------------------------------------
Office Electronics                                Other Securities                                       78,751          0.1
-------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels              11,626   Chevron Corp.                                         673,959          0.9
                                          7,176   ConocoPhillips                                        453,164          0.6
                                         31,368   Exxon Mobil Corp. (b)                               1,909,056          2.7
                                                  Other Securities                                    1,607,330          2.2
                                                                                                    ---------------------------
                                                                                                      4,643,509          6.4
-------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products                           Other Securities                                      212,945          0.3
-------------------------------------------------------------------------------------------------------------------------------
Personal Products                                 Other Securities                                       91,197          0.1
-------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                           7,891   Abbott Laboratories                                   335,131          0.5
                                          5,737   Eli Lilly & Co.                                       317,256          0.4
                                         15,284   Johnson & Johnson                                     905,118          1.2
                                         11,170   Merck & Co., Inc.                                     393,519          0.5
                                         37,838   Pfizer, Inc.                                          942,923          1.3
                                          6,857   Wyeth                                                 332,702          0.5
                                                  Other Securities                                      635,978          0.9
                                                                                                    ---------------------------
                                                                                                      3,862,627          5.3
-------------------------------------------------------------------------------------------------------------------------------
Real Estate                                       Other Securities                                      562,771          0.8
-------------------------------------------------------------------------------------------------------------------------------
Road & Rail                                       Other Securities                                      452,425          0.6
-------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor           30,421   Intel Corp.                                           588,646          0.8
Equipment                                         Other Securities                                    1,168,569          1.6
                                                                                                    ---------------------------
                                                                                                      1,757,215          2.4
-------------------------------------------------------------------------------------------------------------------------------
Software                                 45,826   Microsoft Corp. (b)                                 1,246,925          1.7
                                                  Other Securities                                      802,025          1.1
                                                                                                    ---------------------------
                                                                                                      2,048,950          2.8
-------------------------------------------------------------------------------------------------------------------------------
Specialty Retail                         11,065   Home Depot, Inc.                                      468,050          0.7
                                                  Other Securities                                      884,134          1.2
                                                                                                    ---------------------------
                                                                                                      1,352,184          1.9
-------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods                  Other Securities                                      239,807          0.3
-------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                        Other Securities                                      962,562          1.3
-------------------------------------------------------------------------------------------------------------------------------
Tobacco                                  10,716   Altria Group, Inc.                                    759,336          1.0
                                                  Other Securities                                       60,978          0.1
                                                                                                    ---------------------------
                                                                                                        820,314          1.1
-------------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors                  Other Securities                                       26,297          0.0
-------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services      15,174   Sprint Nextel Corp.                                   392,096          0.5
                                                  Other Securities                                      117,068          0.2
                                                                                                    ---------------------------
                                                                                                        509,164          0.7
-------------------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks
                                                  (Cost--$54,080,170)                                60,275,096         83.1
===============================================================================================================================


8       THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2006

Summary Schedule of Investments (concluded)

                                                                                                                     Percent of
                            Beneficial Interest   Short-Term Securities                                Value         Net Assets
===============================================================================================================================
                                       $810,710   Merrill Lynch Liquidity Series, LLC Cash
                                                  Sweep Series I, 4.56% (c)(e)                      $   810,710          1.1%
                                         59,400   Merrill Lynch Liquidity Series, LLC Money
                                                  Market Series, 4.75% (c)(d)(e)                         59,400          0.1
-------------------------------------------------------------------------------------------------------------------------------
                                                  Total Short-Term Securities (Cost--$870,110)          870,110          1.2
===============================================================================================================================

                            Number of Contracts   Put Options Purchased
===============================================================================================================================
                                         54,651   S&P European, expiring October 2007 at US$1,639    12,114,047         16.7
-------------------------------------------------------------------------------------------------------------------------------
                                                  Total Put Options Purchased
                                                  (Premiums Paid--$10,465,188)                       12,114,047         16.7
===============================================================================================================================
Total Investments (Cost--$65,415,468*)                                                               73,259,253        101.0

Liabilities in Excess of Other Assets                                                                  (703,018)        (1.0)
                                                                                                    ------------------------
Net Assets                                                                                          $72,556,235        100.0%
                                                                                                    ========================

* The cost and unrealized appreciation (depreciation) of investments as of March 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ................................              $ 66,486,684
                                                                   ============
      Gross unrealized appreciation .................              $ 16,976,680
      Gross unrealized depreciation .................               (10,204,111)
                                                                   ------------
      Net unrealized appreciation ...................              $  6,772,569
                                                                   ============

(a)   Non-income producing security.
(b) All or a portion of security held as collateral in connection with open financial futures contracts.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                                       Dividend/
                                                          Net          Interest
      Affiliate                                        Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                               --       $   2,115
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                          $(4,539,967)      $  21,895
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                          $    29,400       $     152
      --------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Represents the current yield as of March 31, 2006.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o "Other Securities" represent issues that are not identified as the largest 50 holdings of the Fund and issues not exceeding 1% of net assets.
o Financial futures contracts purchased as of March 31, 2006 were as follows:

      --------------------------------------------------------------------------
      Number of                       Expiration        Face         Unrealized
      Contracts         Issue            Date           Value       Appreciation
      --------------------------------------------------------------------------
          2         S&P 500 Index      June 2006      $646,582           $5,068
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2006       9

Statement of Assets, Liabilities and Capital

As of March 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (including securities
             loaned of $57,429) (identified cost--$53,783,831) ..............................                          $ 59,904,924
            Investments in affiliated securities, at value (identified cost--$1,166,449) ....                             1,240,282
            Options purchased, at value (premiums paid--$10,465,188) ........................                            12,114,047
            Cash on deposit for futures contracts ...........................................                                50,000
            Receivables:
               Dividends ....................................................................       $     68,951
               Securities sold ..............................................................              1,596
               Variation margin .............................................................              1,450
               Securities lending ...........................................................                 63             72,060
                                                                                                    ------------
            Prepaid expenses ................................................................                                18,500
                                                                                                                       ------------
            Total assets ....................................................................                            73,399,813
                                                                                                                       ------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Collateral on securities loaned, at value .......................................                                59,400
            Payables:
               Securities purchased .........................................................            594,222
               Investment adviser ...........................................................            181,019            775,241
                                                                                                    ------------
            Accrued expenses ................................................................                                 8,937
                                                                                                                       ------------
            Total liabilities ...............................................................                               843,578
                                                                                                                       ------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ......................................................................                          $ 72,556,235
                                                                                                                       ============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
            Common Stock, par value $.10 per share, 200,000,000 shares authorized ...........                          $    740,723
            Paid-in capital in excess of par ................................................                            79,116,209
            Undistributed investment income--net ............................................       $     59,212
            Accumulated realized capital losses--net ........................................        (15,208,762)
            Unrealized appreciation--net ....................................................          7,848,853
                                                                                                    ------------
            Total accumulated losses--net ...................................................                            (7,300,697)
                                                                                                                       ------------
            Total Capital--Equivalent to $9.80 per share based on 7,407,227 shares of
             Common Stock outstanding (market price--$9.32) .................................                          $ 72,556,235
                                                                                                                       ============

      See Notes to Financial Statements.


10      THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2006

Statement of Operations

For the Six Months Ended March 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends (including $2,115 from affiliates) ....................................                          $    544,301
            Interest from affiliates ........................................................                                21,895
            Securities lending--net .........................................................                                   152
                                                                                                                       ------------
            Total income ....................................................................                               566,348
                                                                                                                       ------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ........................................................       $    361,400
            Directors' fees and expenses ....................................................             19,560
                                                                                                    ------------
            Total expenses ..................................................................                               380,960
                                                                                                                       ------------
            Investment income--net ..........................................................                               185,388
                                                                                                                       ------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments--net .............................................................           (216,393)
               Financial futures contracts--net .............................................             32,076           (184,317)
                                                                                                    ------------
            Change in unrealized appreciation/depreciation on:
               Investments--net .............................................................            610,783
               Financial futures contracts--net .............................................                (18)           610,765
                                                                                                    -------------------------------
            Total realized and unrealized gain--net .........................................                               426,448
                                                                                                                       ------------
            Net Increase in Net Assets Resulting from Operations ............................                          $    611,836
                                                                                                                       ============

      See Notes to Financial Statements.


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2006      11

Statements of Changes in Net Assets

                                                                                                 For the Six            For the
                                                                                                 Months Ended          Year Ended
                                                                                                   March 31,          September 30,
Increase (Decrease) in Net Assets:                                                                   2006                 2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .....................................................        $     185,388         $   1,916,191
            Realized loss--net .........................................................             (184,317)           (3,556,958)
            Change in unrealized appreciation/depreciation--net ........................              610,765             2,233,120
                                                                                                -----------------------------------
            Net increase in net assets resulting from operations .......................              611,836               592,353
                                                                                                -----------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .....................................................             (270,000)           (2,250,035)
                                                                                                -----------------------------------
            Net decrease in net assets resulting from dividends to shareholders ........             (270,000)           (2,250,035)
                                                                                                -----------------------------------
===================================================================================================================================
Common Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Shares redeemed in tender offer ............................................                   --          (235,243,064)
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ....................................              341,836          (236,900,746)
            Beginning of period ........................................................           72,214,399           309,115,145
                                                                                                -----------------------------------
            End of period* .............................................................        $  72,556,235         $  72,214,399
                                                                                                ===================================
              * Undistributed investment income--net ...................................        $      59,212         $     143,824
                                                                                                ===================================

      See Notes to Financial Statements.


12      THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2006

Financial Highlights

                                                            For the Six
                                                            Months Ended               For the Year Ended September 30,
The following per share data and ratios have been derived     March 31,     ------------------------------------------------------
from information provided in the financial statements.          2006           2005          2004           2003           2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .........   $     9.75     $     9.81    $     9.71     $     9.31     $     8.87
                                                             ---------------------------------------------------------------------
            Investment income--net .......................          .03+           .06+          .02+           .01+           .02
            Realized and unrealized gain (loss)--net .....          .06           (.05)          .09            .40            .43
                                                             ---------------------------------------------------------------------
            Total from investment operations .............          .09            .01           .11            .41            .45
                                                             ---------------------------------------------------------------------
            Less dividends from investment income--net ...         (.04)          (.07)         (.01)          (.01)          (.01)
                                                             ---------------------------------------------------------------------
            Net asset value, end of period ...............   $     9.80     $     9.75    $     9.81     $     9.71     $     9.31
                                                             ---------------------------------------------------------------------
            Market price per share, end of period ........   $     9.32     $     9.47    $     9.13     $     8.89     $     8.35
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ...........          .91%@          .17%         1.16%          4.30%          4.96%
                                                             =====================================================================
            Based on market price per share ..............        (1.20%)@        4.54%         2.84%          6.47%         (1.18%)
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses .....................................         1.05%*         1.01%         1.01%          1.01%          1.02%
                                                             =====================================================================
            Investment income--net .......................          .51%*          .62%          .23%           .09%           .09%
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .....   $   72,556     $   72,214    $  309,115     $  306,041     $  293,414
                                                             =====================================================================
            Portfolio turnover ...........................         1.00%          5.59%         5.73%           .15%           .71%
                                                             =====================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2006      13

Notes to Financial Statements

1. Significant Accounting Policies:

The S&P 500(R) Protected Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, fixed-term, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund is anticipated to terminate on or about November 30, 2007. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the Nasdaq under the symbol PEFX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Fund's index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


14      THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2006

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specified future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase privately negotiated put option contracts intended to protect the Fund's initial net asset value. In addition to the put option contracts, the Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2006      15

Notes to Financial Statements (concluded)

Fund. There is no increase in the aggregate fees paid by the Fund for these services.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a fee on a quarterly basis in arrears at an annual rate equal to 1.0% of the average daily value of the Fund's net assets. To the extent that cash or cash equivalents are not sufficient to pay all of the investment advisory fee at the conclusion of a quarterly period, MLIM will defer collecting the portion of the investment advisory fee not covered by such available cash or cash equivalents. The Fund will not pay MLIM any interest on any deferred investment advisory fees.

MLIM will bear all of the Fund's ordinary operating expenses, including administration, custodial, transfer agency, legal, auditing and accounting fees.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the six months ended March 31, 2006, MLIM, LLC received $40 in securities lending agent fees.

In addition, MLPF&S received $14 in commissions on the execution of portfolio security transactions for the Fund for the six months ended March 31, 2006.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2006 were $1,589,368 and $819,515, respectively.

4. Common Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share.

Shares issued and outstanding during the six months ended March 31, 2006 remained constant, and for the year ended September 30, 2005 decreased by 24,102,773, as a result of a tender offer that was completed on September 29, 2005 at a share price of $9.76.

5. Capital Loss Carryforward:

On September 30, 2005, the Fund had a net capital loss carryforward of $8,669,487, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


16      THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2006

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited (the "sub-adviser"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement and/or the sub-advisory agreement. Because the Investment Adviser and Lipper Inc. believe that the Fund is unique and there are no funds directly comparable to the Fund, the Investment Adviser prepared some of the information regarding somewhat comparable funds. These materials include (a) information compiled by the Investment Adviser on the fees and expenses and the investment performance of the Fund as compared to a somewhat comparable group of funds; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund. Since the sub-advisory services are provided by an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Investment Advisory Agreement together. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2006      17

Disclosure of Investment Advisory Agreement (concluded)

statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement in March 2006, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, and the sub-adviser. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The Board concluded that the Fund's performance was consistent with its specialized investment objective and supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio manager and noted that each of Mr. Clark and Ms. Jelilian has more than ten years of experience in portfolio management; moreover, the Investment Adviser, the sub-adviser and their investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds the Investment Adviser deemed somewhat comparable. The Board noted that the Investment Adviser did not provide management services to other types of clients with similar investment mandates, such as institutional funds, offshore funds or retail insurance funds. The Board determined that the Fund's contractual management fee rate and actual management fee rate, as well as total expenses, were competitive with those of other comparable funds. The Board has concluded that the Fund's management fee rate and overall expense ratio are reasonable when compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered the federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While the Board concluded that it did not believe that the Fund's assets have reached a level where such economies are effectively available, the Board will continue to monitor information relating to economies of scale going forward.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


18      THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2006

Officers and Directors

Robert C. Doll, Jr., President and Director
Donald W. Burton, Director
Laurie Simon Hodrick, Director
John Francis O'Brien, Director
David H. Walsh, Director
Fred G. Weiss, Director
Donald C. Burke, Vice President and Treasurer
Jonathan A. Clark, Vice President and Co-Portfolio Manager
Debra L. Jelilian, Vice President and Co-Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

JPMorgan Chase Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
1-800-426-5523

Nasdaq Symbol

PEFX

--------------------------------------------------------------------------------
Laurie Simon Hodrick resigned as a Director of The S&P 500(R) Protected Equity Fund, Inc. effective May 1, 2006.
--------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2006      19

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

The S&P 500(R) Protected Equity Fund, Inc. invests in a portfolio primarily of the common stocks of substantially all of the companies represented in the S&P 500 and privately negotiated put options contracts intended to protect the Fund's initial net asset value at the maturity date by limiting the risk of loss caused by a decline in the market value of the Fund's common stock portfolio.

This report, including the financial information herein, is transmitted to shareholders of The S&P 500(R) Protected Equity Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

The S&P 500(R) Protected Equity Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #SPPEQ -- 3/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2006

                                                Shares
Industry                                          Held   Common Stocks                                            Value
--------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense - 2.0%                       4,202   Boeing Co.                                           $    327,462
                                                 1,970   General Dynamics Corp.                                    126,041
                                                   523   Goodrich Corp.                                             22,808
                                                 4,113   Honeywell International, Inc.                             175,913
                                                   687   L-3 Communications Holdings, Inc.                          58,938
                                                 1,689   Lockheed Martin Corp.                                     126,895
                                                 1,644   Northrop Grumman Corp.                                    112,269
                                                 2,454   Raytheon Co.                                              112,491
                                                 1,033   Rockwell Collins, Inc.                                     58,210
                                                 5,198   United Technologies Corp.                                 301,328
                                                                                                              ------------
                                                                                                                 1,422,355
--------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics - 0.9%                   1,458   FedEx Corp.                                               164,667
                                                   193   Ryder System, Inc.                                          8,643
                                                 5,800   United Parcel Service, Inc. Class B                       460,404
                                                                                                              ------------
                                                                                                                   633,714
--------------------------------------------------------------------------------------------------------------------------
Airlines - 0.1%                                  3,951   Southwest Airlines Co.                                     71,078
--------------------------------------------------------------------------------------------------------------------------
Auto Components - 0.1%                              93   Cooper Tire & Rubber Co.                                    1,334
                                                 1,197   The Goodyear Tire & Rubber Co. (a)                         17,333
                                                 1,030   Johnson Controls, Inc.                                     78,208
                                                                                                              ------------
                                                                                                                    96,875
--------------------------------------------------------------------------------------------------------------------------
Automobiles - 0.3%                               9,770   Ford Motor Co.                                             77,769
                                                 2,719   General Motors Corp. (e)                                   57,833
                                                 1,296   Harley-Davidson, Inc.                                      67,236
                                                                                                              ------------
                                                                                                                   202,838
--------------------------------------------------------------------------------------------------------------------------
Beverages - 1.7%                                 3,756   Anheuser-Busch Cos., Inc.                                 160,644
                                                   554   Brown-Forman Corp. Class B                                 42,641
                                                10,548   The Coca-Cola Co.                                         441,645
                                                 1,382   Coca-Cola Enterprises, Inc.                                28,110
                                                 1,200   Constellation Brands, Inc. Class A (a)                     30,060
                                                   348   Molson Coors Brewing Co. Class B                           23,880
                                                 1,000   Pepsi Bottling Group, Inc.                                 30,390
                                                 8,603   PepsiCo, Inc.                                             497,167
                                                                                                              ------------
                                                                                                                 1,254,537
--------------------------------------------------------------------------------------------------------------------------
Biotechnology - 1.1%                             5,955   Amgen, Inc. (a)                                           433,226
                                                 1,196   Applera Corp. - Applied Biosystems Group                   32,459
                                                 1,585   Biogen Idec, Inc. (a)                                      74,653
                                                   632   Chiron Corp. (a)                                           28,952
                                                 1,200   Genzyme Corp. (a)                                          80,664
                                                 2,200   Gilead Sciences, Inc. (a)                                 136,884
                                                 1,080   Medimmune, Inc. (a)                                        39,506
                                                                                                              ------------
                                                                                                                   826,344
--------------------------------------------------------------------------------------------------------------------------
Building Products - 0.2%                         1,100   American Standard Cos., Inc.                               47,146
                                                 2,422   Masco Corp.                                                78,691
                                                                                                              ------------
                                                                                                                   125,837
--------------------------------------------------------------------------------------------------------------------------
Capital Markets - 2.9%                           1,264   Ameriprise Financial, Inc.                                 56,956
                                                 3,690   The Bank of New York Co., Inc.                            132,988
                                                   510   The Bear Stearns Cos., Inc.                                70,737
                                                 5,672   The Charles Schwab Corp.                                   97,615
                                                 2,100   E*Trade Financial Corp. (a)                                56,658
                                                   700   Federated Investors, Inc. Class B                          27,335
                                                   709   Franklin Resources, Inc.                                   66,816
                                                 2,200   Goldman Sachs Group, Inc.                                 345,312
                                                 1,488   Janus Capital Group, Inc.                                  34,477

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2006

                                                Shares
Industry                                          Held   Common Stocks                                            Value
--------------------------------------------------------------------------------------------------------------------------
                                                 1,330   Lehman Brothers Holdings, Inc.                       $    192,225
                                                 1,904   Mellon Financial Corp.                                     67,782
                                                 4,700   Merrill Lynch & Co., Inc. (c)                             370,172
                                                 5,537   Morgan Stanley                                            347,834
                                                   800   Northern Trust Corp.                                       42,000
                                                 1,622   State Street Corp.                                         98,017
                                                   795   T. Rowe Price Group, Inc.                                  62,177
                                                                                                              ------------
                                                                                                                 2,069,101
--------------------------------------------------------------------------------------------------------------------------
Chemicals - 1.3%                                   967   Air Products & Chemicals, Inc.                             64,973
                                                   262   Ashland, Inc.                                              18,623
                                                 4,767   The Dow Chemical Co.                                      193,540
                                                 4,453   E.I. du Pont de Nemours & Co.                             187,961
                                                   300   Eastman Chemical Co.                                       15,354
                                                 1,160   Ecolab, Inc.                                               44,312
                                                   878   Engelhard Corp.                                            34,778
                                                   941   Hercules, Inc. (a)                                         12,986
                                                   631   International Flavors & Fragrances, Inc.                   21,656
                                                 1,284   Monsanto Co.                                              108,819
                                                   829   PPG Industries, Inc.                                       52,517
                                                 1,836   Praxair, Inc.                                             101,255
                                                   513   Rohm & Haas Co.                                            25,070
                                                   500   Sigma-Aldrich Corp.                                        32,895
                                                     5   Tronox, Inc. Class B (a)                                       84
                                                                                                              ------------
                                                                                                                   914,823
--------------------------------------------------------------------------------------------------------------------------
Commercial Banks - 4.9%                          2,052   AmSouth Bancorp                                            55,507
                                                 2,944   BB&T Corp.                                                115,405
                                                24,020   Bank of America Corp.                                   1,093,871
                                                   741   Comerica, Inc.                                             42,956
                                                   767   Compass Bancshares, Inc.                                   38,818
                                                 2,590   Fifth Third Bancorp                                       101,942
                                                   400   First Horizon National Corp.                               16,660
                                                 1,640   Huntington Bancshares, Inc.                                39,573
                                                 2,209   KeyCorp                                                    81,291
                                                   500   M&T Bank Corp.                                             57,070
                                                 1,200   Marshall & Ilsley Corp.                                    52,296
                                                 2,723   National City Corp.                                        95,033
                                                 2,200   North Fork Bancorporation, Inc.                            63,426
                                                 1,361   PNC Financial Services Group, Inc.                         91,609
                                                 2,608   Regions Financial Corp.                                    91,723
                                                 1,727   SunTrust Banks, Inc.                                      125,657
                                                 1,909   Synovus Financial Corp.                                    51,715
                                                 9,343   U.S. Bancorp                                              284,962
                                                 8,638   Wachovia Corp.                                            484,160
                                                 8,566   Wells Fargo & Co.                                         547,110
                                                   570   Zions Bancorp                                              47,156
                                                                                                              ------------
                                                                                                                 3,577,940
--------------------------------------------------------------------------------------------------------------------------
Commercial Services &                            1,494   Allied Waste Industries, Inc. (a)                          18,287
Supplies - 0.7%                                    691   Avery Dennison Corp.                                       40,410
                                                 5,620   Cendant Corp.                                              97,507
                                                   660   Cintas Corp.                                               28,129
                                                   840   Equifax, Inc.                                              31,282
                                                   760   Monster Worldwide, Inc. (a)                                37,894
                                                 1,332   Pitney Bowes, Inc.                                         57,183
                                                 1,284   RR Donnelley & Sons Co.                                    42,012

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2006

                                                Shares
Industry                                          Held   Common Stocks                                            Value
--------------------------------------------------------------------------------------------------------------------------
                                                   960   Robert Half International, Inc.                      $     37,066
                                                 2,635   Waste Management, Inc.                                     93,016
                                                                                                              ------------
                                                                                                                   482,786
--------------------------------------------------------------------------------------------------------------------------
Communications Equipment - 2.5%                    454   ADC Telecommunications, Inc. (a)                           11,618
                                                 1,189   Andrew Corp. (a)                                           14,601
                                                 2,414   Avaya, Inc. (a)                                            27,278
                                                 1,415   Ciena Corp. (a)                                             7,372
                                                31,494   Cisco Systems, Inc. (a)                                   682,475
                                                   866   Comverse Technology, Inc. (a)                              20,377
                                                 7,673   Corning, Inc. (a)                                         206,480
                                                 6,471   JDS Uniphase Corp. (a)                                     26,984
                                                23,764   Lucent Technologies, Inc. (a)                              72,480
                                                12,565   Motorola, Inc.                                            287,864
                                                 8,404   QUALCOMM, Inc.                                            425,326
                                                 1,758   Tellabs, Inc. (a)                                          27,952
                                                                                                              ------------
                                                                                                                 1,810,807
--------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals - 3.0%                   4,296   Apple Computer, Inc. (a)                                  269,445
                                                12,049   Dell, Inc. (a)                                            358,578
                                                11,974   EMC Corp. (a)                                             163,206
                                                14,725   Hewlett-Packard Co.                                       484,452
                                                 8,241   International Business Machines Corp.                     679,635
                                                   565   Lexmark International, Inc. Class A (a)                    25,640
                                                 1,140   NCR Corp. (a)                                              47,641
                                                 1,691   Network Appliance, Inc. (a)                                60,927
                                                   620   QLogic Corp. (a)                                           11,997
                                                16,284   Sun Microsystems, Inc. (a)                                 83,537
                                                                                                              ------------
                                                                                                                 2,185,058
--------------------------------------------------------------------------------------------------------------------------
Construction & Engineering - 0.0%                  345   Fluor Corp.                                                29,601
--------------------------------------------------------------------------------------------------------------------------
Construction Materials - 0.1%                      603   Vulcan Materials Co.                                       52,250
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance - 0.8%                          6,322   American Express Co.                                      332,221
                                                 1,487   Capital One Financial Corp.                               119,733
                                                 2,275   SLM Corp.                                                 118,164
                                                                                                              ------------
                                                                                                                   570,118
--------------------------------------------------------------------------------------------------------------------------
Containers & Packaging - 0.2%                      700   Ball Corp.                                                 30,681
                                                   808   Bemis Co.                                                  25,517
                                                   491   Pactiv Corp. (a)                                           12,049
                                                   525   Sealed Air Corp.                                           30,382
                                                   674   Temple-Inland, Inc.                                        30,027
                                                                                                              ------------
                                                                                                                   128,656
--------------------------------------------------------------------------------------------------------------------------
Distributors - 0.1%                              1,107   Genuine Parts Co.                                          48,520
--------------------------------------------------------------------------------------------------------------------------
Diversified Consumer Services - 0.1%               700   Apollo Group, Inc. Class A (a)                             36,757
                                                 1,392   H&R Block, Inc.                                            30,137
                                                                                                              ------------
                                                                                                                    66,894
--------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services - 2.9%            1,000   CIT Group, Inc.                                            53,520
                                                25,581   Citigroup, Inc.                                         1,208,446
                                                17,917   JPMorgan Chase & Co.                                      746,064
                                                 1,434   Moody's Corp.                                             102,474
                                                                                                              ------------
                                                                                                                 2,110,504
--------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication                   20,551   AT&T, Inc.                                                555,699
Services - 2.0%                                  9,051   BellSouth Corp.                                           313,617
                                                   511   CenturyTel, Inc.                                           19,990
                                                 1,880   Citizens Communications Co.                                24,948

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2006

                                                Shares
Industry                                          Held   Common Stocks                                            Value
--------------------------------------------------------------------------------------------------------------------------
                                                 8,693   Qwest Communications International Inc. (a)          $     59,112
                                                15,031   Verizon Communications, Inc.                              511,956
                                                                                                              ------------
                                                                                                                 1,485,322
--------------------------------------------------------------------------------------------------------------------------
Electric Utilities - 1.2%                          930   Allegheny Energy, Inc. (a)                                 31,480
                                                 1,788   American Electric Power Co., Inc.                          60,828
                                                 1,157   Cinergy Corp.                                              52,539
                                                 1,575   Edison International                                       64,858
                                                   958   Entergy Corp.                                              66,045
                                                 3,572   Exelon Corp.                                              188,959
                                                 1,816   FPL Group, Inc.                                            72,894
                                                 1,554   FirstEnergy Corp.                                          75,991
                                                 2,202   PPL Corp.                                                  64,739
                                                   651   Pinnacle West Capital Corp.                                25,454
                                                 1,422   Progress Energy, Inc.                                      62,540
                                                 3,578   The Southern Co.                                          117,251
                                                                                                              ------------
                                                                                                                   883,578
--------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 0.4%                      1,000   American Power Conversion Corp.                            23,110
                                                   475   Cooper Industries Ltd. Class A                             41,277
                                                 2,038   Emerson Electric Co.                                      170,438
                                                 1,033   Rockwell Automation, Inc.                                  74,283
                                                                                                              ------------
                                                                                                                   309,108
--------------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments - 0.3%        2,222   Agilent Technologies, Inc. (a)                             83,436
                                                 1,060   Jabil Circuit, Inc. (a)                                    45,432
                                                 1,001   Molex, Inc.                                                33,233
                                                 2,037   Sanmina-SCI Corp. (a)                                       8,352
                                                 5,878   Solectron Corp. (a)                                        23,512
                                                   687   Symbol Technologies, Inc.                                   7,268
                                                   658   Tektronix, Inc.                                            23,497
                                                                                                              ------------
                                                                                                                   224,730
--------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services - 1.6%               1,400   BJ Services Co.                                            48,440
                                                 1,569   Baker Hughes, Inc.                                        107,320
                                                 2,644   Halliburton Co.                                           193,065
                                                   730   Nabors Industries Ltd. (a)                                 52,253
                                                   980   National Oilwell Varco, Inc. (a)                           62,838
                                                   600   Noble Corp.                                                48,660
                                                   415   Rowan Cos., Inc.                                           18,243
                                                 3,116   Schlumberger Ltd.                                         394,392
                                                 1,601   Transocean, Inc. (a)                                      128,560
                                                 1,600   Weatherford International Ltd. (a)                         73,200
                                                                                                              ------------
                                                                                                                 1,126,971
--------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing - 2.0%                  1,614   Albertson's, Inc.                                          41,431
                                                 4,306   CVS Corp.                                                 128,620
                                                 2,264   Costco Wholesale Corp.                                    122,618
                                                 3,445   The Kroger Co.                                             70,140
                                                   901   SUPERVALU Inc.                                             27,769
                                                 3,003   SYSCO Corp.                                                96,246
                                                 2,124   Safeway, Inc.                                              53,355
                                                12,908   Wal-Mart Stores, Inc.                                     609,774
                                                 5,204   Walgreen Co.                                              224,449
                                                   800   Whole Foods Market, Inc.                                   53,152
                                                                                                              ------------
                                                                                                                 1,427,554
--------------------------------------------------------------------------------------------------------------------------

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2006

                                                Shares
Industry                                          Held   Common Stocks                                            Value
--------------------------------------------------------------------------------------------------------------------------
Food Products - 0.9%                             3,107   Archer-Daniels-Midland Co.                           $    104,551
                                                   687   Campbell Soup Co.                                          22,259
                                                 2,285   ConAgra Foods, Inc.                                        49,036
                                                   800   Dean Foods Co. (a)                                         31,064
                                                 1,674   General Mills, Inc.                                        84,838
                                                 1,958   HJ Heinz Co.                                               74,247
                                                 1,016   The Hershey Co.                                            53,066
                                                 1,163   Kellogg Co.                                                51,219
                                                   500   McCormick & Co., Inc.                                      16,930
                                                 3,574   Sara Lee Corp.                                             63,903
                                                 1,600   Tyson Foods, Inc. Class A                                  21,984
                                                   976   Wm. Wrigley Jr. Co.                                        62,464
                                                                                                              ------------
                                                                                                                   635,561
--------------------------------------------------------------------------------------------------------------------------
Gas Utilities - 0.0%                                86   Nicor, Inc.                                                 3,402
                                                    17   Peoples Energy Corp.                                          606
                                                                                                              ------------
                                                                                                                     4,008
--------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies - 1.7%            217   Bausch & Lomb, Inc.                                        13,823
                                                 3,384   Baxter International, Inc.                                131,333
                                                 1,361   Becton Dickinson & Co.                                     83,810
                                                 1,131   Biomet, Inc.                                               40,173
                                                 2,772   Boston Scientific Corp. (a)                                63,895
                                                   458   CR Bard, Inc.                                              31,057
                                                   700   Fisher Scientific International (a)                        47,635
                                                 1,757   Guidant Corp.                                             137,151
                                                   969   Hospira, Inc. (a)                                          38,237
                                                 6,148   Medtronic, Inc.                                           312,011
                                                   336   Millipore Corp. (a)                                        24,548
                                                   922   PerkinElmer, Inc.                                          21,639
                                                 1,696   St. Jude Medical, Inc. (a)                                 69,536
                                                 1,380   Stryker Corp.                                              61,189
                                                   977   Thermo Electron Corp. (a)                                  36,237
                                                   700   Waters Corp. (a)                                           30,205
                                                 1,177   Zimmer Holdings, Inc. (a)                                  79,565
                                                                                                              ------------
                                                                                                                 1,222,044
--------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services - 2.5%          2,880   Aetna, Inc.                                               141,523
                                                   880   AmerisourceBergen Corp.                                    42,478
                                                 2,113   Cardinal Health, Inc.                                     157,461
                                                 2,396   Caremark Rx, Inc.                                         117,835
                                                   596   Cigna Corp.                                                77,850
                                                   750   Coventry Health Care, Inc. (a)                             40,485
                                                   700   Express Scripts, Inc. (a)                                  61,530
                                                 1,901   HCA, Inc.                                                  87,047
                                                 1,500   Health Management Associates, Inc. Class A                 32,355
                                                   758   Humana, Inc. (a)                                           39,909
                                                 1,319   IMS Health, Inc.                                           33,991
                                                   800   Laboratory Corp. of America Holdings (a)                   46,784
                                                   267   Manor Care, Inc.                                           11,841
                                                 1,474   McKesson Corp.                                             76,840
                                                 1,686   Medco Health Solutions, Inc. (a)                           96,473
                                                   900   Patterson Cos., Inc. (a)                                   31,680
                                                 1,000   Quest Diagnostics, Inc.                                    51,300

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2006

                                                Shares
Industry                                          Held   Common Stocks                                            Value
--------------------------------------------------------------------------------------------------------------------------
                                                 2,805   Tenet Healthcare Corp. (a)                           $     20,701
                                                 7,180   UnitedHealth Group, Inc.                                  401,075
                                                 3,404   WellPoint, Inc. (a)                                       263,572
                                                                                                              ------------
                                                                                                                 1,832,730
--------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.2%             2,014   Carnival Corp.                                             95,403
                                                   640   Darden Restaurants, Inc.                                   26,259
                                                   805   Harrah's Entertainment, Inc.                               62,758
                                                 1,929   Hilton Hotels Corp.                                        49,112
                                                 1,900   International Game Technology                              66,918
                                                   799   Marriott International, Inc. Class A                       54,811
                                                 6,166   McDonald's Corp.                                          211,864
                                                 3,708   Starbucks Corp. (a)                                       139,569
                                                 1,015   Starwood Hotels & Resorts Worldwide, Inc.                  68,746
                                                   434   Wendy's International, Inc.                                26,934
                                                 1,636   Yum! Brands, Inc.                                          79,935
                                                                                                              ------------
                                                                                                                   882,309
--------------------------------------------------------------------------------------------------------------------------
Household Durables - 0.7%                          360   Black & Decker Corp.                                       31,280
                                                   544   Centex Corp.                                               33,723
                                                 1,500   DR Horton, Inc.                                            49,830
                                                   817   Fortune Brands, Inc.                                       65,875
                                                   400   Harman International Industries, Inc.                      44,452
                                                   294   KB HOME                                                    19,104
                                                 1,028   Leggett & Platt, Inc.                                      25,052
                                                   940   Lennar Corp. Class A                                       56,757
                                                   590   Maytag Corp.                                               12,585
                                                 1,690   Newell Rubbermaid, Inc.                                    42,571
                                                 1,136   Pulte Homes, Inc.                                          43,645
                                                   472   Snap-On, Inc.                                              17,993
                                                   496   The Stanley Works                                          25,127
                                                   370   Whirlpool Corp.                                            33,844
                                                                                                              ------------
                                                                                                                   501,838
--------------------------------------------------------------------------------------------------------------------------
Household Products - 1.8%                          606   Clorox Co.                                                 36,269
                                                 2,549   Colgate-Palmolive Co.                                     145,548
                                                 2,314   Kimberly-Clark Corp.                                      133,749
                                                16,570   Procter & Gamble Co.                                      954,763
                                                                                                              ------------
                                                                                                                 1,270,329
--------------------------------------------------------------------------------------------------------------------------
IT Services - 0.9%                                 700   Affiliated Computer Services, Inc. Class A (a)             41,762
                                                 2,740   Automatic Data Processing, Inc.                           125,163
                                                 1,034   Computer Sciences Corp. (a)                                57,439
                                                 1,085   Convergys Corp. (a)                                        19,758
                                                 2,833   Electronic Data Systems Corp.                              76,009
                                                 3,807   First Data Corp.                                          178,244
                                                   832   Fiserv, Inc. (a)                                           35,402
                                                 1,525   Paychex, Inc.                                              63,531
                                                   467   Sabre Holdings Corp. Class A                               10,989
                                                 2,215   Unisys Corp. (a)                                           15,261
                                                                                                              ------------
                                                                                                                   623,558
--------------------------------------------------------------------------------------------------------------------------
Independent Power Producers & Energy             3,538   The AES Corp. (a)                                          60,358
Traders - 0.5%                                   1,007   Constellation Energy Group, Inc.                           55,093
                                                 4,938   Duke Energy Corp.                                         143,943
                                                 2,241   Dynegy, Inc. Class A (a)                                   10,757
                                                 2,408   TXU Corp.                                                 107,782
                                                                                                              ------------
                                                                                                                   377,933
--------------------------------------------------------------------------------------------------------------------------

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2006

                                                Shares
Industry                                          Held   Common Stocks                                            Value
--------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 3.4%                  3,930   3M Co.                                               $    297,462
                                                53,632   General Electric Co.                                    1,865,321
                                                   543   Textron, Inc.                                              50,711
                                                10,326   Tyco International Ltd.                                   277,563
                                                                                                              ------------
                                                                                                                 2,491,057
--------------------------------------------------------------------------------------------------------------------------
Insurance - 3.9%                                 1,800   ACE Ltd.                                                   93,618
                                                   440   AMBAC Financial Group, Inc.                                35,024
                                                 1,794   AON Corp.                                                  74,469
                                                 2,773   Aflac, Inc.                                               125,145
                                                 3,245   The Allstate Corp.                                        169,097
                                                13,367   American International Group, Inc.                        883,425
                                                   956   Chubb Corp.                                                91,241
                                                 1,098   Cincinnati Financial Corp.                                 46,193
                                                 2,200   Genworth Financial, Inc. Class A                           73,546
                                                 1,422   Hartford Financial Services Group, Inc.                   114,542
                                                   848   Jefferson-Pilot Corp.                                      47,437
                                                 1,034   Lincoln National Corp.                                     56,446
                                                   798   Loews Corp.                                                80,758
                                                   591   MBIA, Inc.                                                 35,537
                                                 2,552   Marsh & McLennan Cos., Inc.                                74,927
                                                 3,702   Metlife, Inc.                                             179,066
                                                 1,600   Principal Financial Group, Inc.                            78,080
                                                 1,100   The Progressive Corp.                                     114,686
                                                 2,500   Prudential Financial, Inc.                                189,525
                                                   765   Safeco Corp.                                               38,411
                                                 3,425   The St. Paul Travelers Cos., Inc.                         143,131
                                                   477   Torchmark Corp.                                            27,237
                                                 1,796   UnumProvident Corp.                                        36,782
                                                   805   XL Capital Ltd. Class A                                    51,609
                                                                                                              ------------
                                                                                                                 2,859,932
--------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail - 0.4%                 1,800   Amazon.com, Inc. (a)                                       65,718
                                                 6,000   eBay, Inc. (a)                                            234,360
                                                                                                              ------------
                                                                                                                   300,078
--------------------------------------------------------------------------------------------------------------------------
Internet Software & Services - 1.0%              1,200   Google, Inc. Class A (a)                                  468,000
                                                 1,600   VeriSign, Inc. (a)                                         38,384
                                                 6,256   Yahoo!, Inc. (a)                                          201,819
                                                                                                              ------------
                                                                                                                   708,203
--------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products - 0.2%                323   Brunswick Corp.                                            12,552
                                                 1,284   Eastman Kodak Co.                                          36,517
                                                 1,173   Hasbro, Inc.                                               24,750
                                                 2,429   Mattel, Inc.                                               44,038
                                                                                                              ------------
                                                                                                                   117,857
--------------------------------------------------------------------------------------------------------------------------
Machinery - 1.3%                                 3,390   Caterpillar, Inc.                                         243,436
                                                   164   Cummins, Inc.                                              17,236
                                                 1,246   Danaher Corp.                                              79,183
                                                 1,179   Deere & Co.                                                93,200
                                                 1,177   Dover Corp.                                                57,155
                                                   894   Eaton Corp.                                                65,235
                                                   848   ITT Industries, Inc.                                       47,675
                                                   976   Illinois Tool Works, Inc.                                  93,999
                                                 1,508   Ingersoll-Rand Co. Class A                                 63,019
                                                     1   Kadant, Inc. (a)                                               23
                                                   422   Navistar International Corp. (a)                           11,639

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2006

                                                Shares
Industry                                          Held   Common Stocks                                            Value
--------------------------------------------------------------------------------------------------------------------------
                                                   931   PACCAR, Inc.                                         $     65,617
                                                   855   Pall Corp.                                                 26,667
                                                   768   Parker Hannifin Corp.                                      61,908
                                                                                                              ------------
                                                                                                                   925,992
--------------------------------------------------------------------------------------------------------------------------
Media - 2.7%                                     3,941   CBS Corp. Class B                                          94,505
                                                 3,021   Clear Channel Communications, Inc.                         87,639
                                                11,227   Comcast Corp. Class A (a)                                 293,698
                                                   151   Dow Jones & Co., Inc.                                       5,934
                                                   500   EW Scripps Co. Class A                                     22,355
                                                 1,087   Gannett Co., Inc.                                          65,133
                                                 1,953   Interpublic Group of Cos., Inc. (a)                        18,671
                                                   221   Knight-Ridder, Inc.                                        13,969
                                                 2,060   The McGraw-Hill Cos., Inc.                                118,697
                                                   394   Meredith Corp.                                             21,981
                                                   505   New York Times Co. Class A                                 12,782
                                                12,600   News Corp. Class A                                        209,286
                                                   877   Omnicom Group                                              73,010
                                                23,020   Time Warner, Inc.                                         386,506
                                                 1,569   Tribune Co.                                                43,038
                                                 1,405   Univision Communications, Inc. Class A (a)                 48,430
                                                 3,941   Viacom, Inc. Class B (a)                                  152,911
                                                 9,461   Walt Disney Co.                                           263,867
                                                                                                              ------------
                                                                                                                 1,932,412
--------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 0.7%                           4,699   Alcoa, Inc.                                               143,601
                                                   316   Allegheny Technologies, Inc.                               19,333
                                                   768   Freeport-McMoRan Copper & Gold, Inc. Class B               45,903
                                                 2,096   Newmont Mining Corp.                                      108,761
                                                   724   Nucor Corp.                                                75,868
                                                   998   Phelps Dodge Corp.                                         80,369
                                                   535   United States Steel Corp.                                  32,464
                                                                                                              ------------
                                                                                                                   506,299
--------------------------------------------------------------------------------------------------------------------------
Multi-Utilities - 0.9%                             958   Ameren Corp.                                               47,727
                                                 1,372   CMS Energy Corp. (a)                                       17,767
                                                 1,964   Centerpoint Energy, Inc.                                   23,431
                                                 1,065   Consolidated Edison, Inc.                                  46,327
                                                 1,028   DTE Energy Co.                                             41,213
                                                 1,654   Dominion Resources, Inc.                                  114,176
                                                 1,100   KeySpan Corp.                                              44,957
                                                 1,688   NiSource, Inc.                                             34,131
                                                 1,637   PG&E Corp.                                                 63,679
                                                 1,378   Public Service Enterprise Group, Inc.                      88,247
                                                 1,481   Sempra Energy                                              68,807
                                                 1,345   TECO Energy, Inc.                                          21,681
                                                 2,461   Xcel Energy, Inc.                                          44,667
                                                                                                              ------------
                                                                                                                   656,810
--------------------------------------------------------------------------------------------------------------------------
Multiline Retail - 0.9%                            835   Big Lots, Inc. (a)                                         11,657
                                                   171   Dillard's, Inc. Class A                                     4,453
                                                 1,338   Dollar General Corp.                                       23,642
                                                   685   Family Dollar Stores, Inc.                                 18,221
                                                 1,300   Federated Department Stores                                94,900
                                                 1,266   JC Penney Co., Inc.                                        76,479
                                                 1,694   Kohl's Corp. (a)                                           89,799

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2006

                                                Shares
Industry                                          Held   Common Stocks                                            Value
--------------------------------------------------------------------------------------------------------------------------
                                                 1,022   Nordstrom, Inc.                                      $     40,042
                                                   526   Sears Holdings Corp. (a)                                   69,558
                                                 4,591   Target Corp.                                              238,778
                                                                                                              ------------
                                                                                                                   667,529
--------------------------------------------------------------------------------------------------------------------------
Office Electronics - 0.1%                        5,181   Xerox Corp. (a)                                            78,751
--------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels - 6.4%                 357   Amerada Hess Corp.                                         50,837
                                                 1,170   Anadarko Petroleum Corp.                                  118,182
                                                 1,586   Apache Corp.                                              103,899
                                                 2,010   Burlington Resources, Inc.                                184,739
                                                 2,100   Chesapeake Energy Corp.                                    65,961
                                                11,626   Chevron Corp.                                             673,959
                                                 7,176   ConocoPhillips                                            453,164
                                                 2,370   Devon Energy Corp.                                        144,973
                                                 1,100   EOG Resources, Inc.                                        79,200
                                                 3,007   El Paso Corp.                                              36,234
                                                31,368   Exxon Mobil Corp. (b)                                   1,909,056
                                                   471   Kerr-McGee Corp.                                           44,971
                                                   428   Kinder Morgan, Inc.                                        39,372
                                                 1,729   Marathon Oil Corp.                                        131,698
                                                   700   Murphy Oil Corp.                                           34,874
                                                 2,021   Occidental Petroleum Corp.                                187,246
                                                   590   Sunoco, Inc.                                               45,766
                                                 3,200   Valero Energy Corp.                                       191,296
                                                 3,122   Williams Cos., Inc.                                        66,780
                                                 1,866   XTO Energy, Inc.                                           81,302
                                                                                                              ------------
                                                                                                                 4,643,509
--------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.3%                   2,536   International Paper Co.                                    87,670
                                                   414   Louisiana-Pacific Corp.                                    11,261
                                                 1,162   MeadWestvaco Corp.                                         31,734
                                                 1,136   Weyerhaeuser Co.                                           82,280
                                                                                                              ------------
                                                                                                                   212,945
--------------------------------------------------------------------------------------------------------------------------
Personal Products - 0.1%                           527   Alberto-Culver Co. Class B                                 23,309
                                                 2,178   Avon Products, Inc.                                        67,888
                                                                                                              ------------
                                                                                                                    91,197
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 5.3%                           7,891   Abbott Laboratories                                       335,131
                                                   687   Allergan, Inc.                                             74,540
                                                   600   Barr Pharmaceuticals, Inc. (a)                             37,788
                                                 9,677   Bristol-Myers Squibb Co.                                  238,151
                                                 5,737   Eli Lilly & Co.                                           317,256
                                                 1,740   Forest Laboratories, Inc. (a)                              77,656
                                                15,284   Johnson & Johnson                                         905,118
                                                 1,536   King Pharmaceuticals, Inc. (a)                             26,496
                                                11,170   Merck & Co., Inc.                                         393,519
                                                 1,300   Mylan Laboratories                                         30,420
                                                37,838   Pfizer, Inc.                                              942,923
                                                 7,303   Schering-Plough Corp.                                     138,684
                                                   426   Watson Pharmaceuticals, Inc. (a)                           12,243
                                                 6,857   Wyeth                                                     332,702
                                                                                                              ------------
                                                                                                                 3,862,627
--------------------------------------------------------------------------------------------------------------------------
Real Estate - 0.8%                                 300   Apartment Investment & Management Co. Class A              14,070
                                                 1,300   Archstone-Smith Trust                                      63,401
                                                   500   Boston Properties, Inc.                                    46,625
                                                 2,200   Equity Office Properties Trust                             73,876
                                                 1,300   Equity Residential                                         60,827

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2006

                                                Shares
Industry                                          Held   Common Stocks                                            Value
--------------------------------------------------------------------------------------------------------------------------
                                                 1,200   Kimco Realty Corp.                                   $     48,768
                                                 1,100   Plum Creek Timber Co., Inc.                                40,623
                                                 1,400   Prologis                                                   74,900
                                                   300   Public Storage, Inc.                                       24,369
                                                   800   Simon Property Group, Inc.                                 67,312
                                                   500   Vornado Realty Trust                                       48,000
                                                                                                              ------------
                                                                                                                   562,771
--------------------------------------------------------------------------------------------------------------------------
Road & Rail - 0.6%                               1,822   Burlington Northern Santa Fe Corp.                        151,827
                                                   995   CSX Corp.                                                  59,501
                                                 2,256   Norfolk Southern Corp.                                    121,982
                                                 1,276   Union Pacific Corp.                                       119,115
                                                                                                              ------------
                                                                                                                   452,425
--------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor                   2,376   Advanced Micro Devices, Inc. (a)                           78,788
Equipment - 2.4%                                 1,613   Altera Corp. (a)                                           33,292
                                                 2,087   Analog Devices, Inc.                                       79,911
                                                 8,046   Applied Materials, Inc.                                   140,885
                                                    97   Applied Micro Circuits Corp. (a)                              395
                                                 2,287   Broadcom Corp. Class A (a)                                 98,707
                                                 2,229   Freescale Semiconductor, Inc. Class B (a)                  61,899
                                                30,421   Intel Corp.                                               588,646
                                                   906   Kla-Tencor Corp.                                           43,814
                                                 2,308   LSI Logic Corp. (a)                                        26,680
                                                 1,404   Linear Technology Corp.                                    49,252
                                                 1,504   Maxim Integrated Products, Inc.                            55,874
                                                 3,514   Micron Technology, Inc. (a)                                51,726
                                                 1,970   National Semiconductor Corp.                               54,845
                                                   570   Novellus Systems, Inc. (a)                                 13,680
                                                   700   Nvidia Corp. (a)                                           40,082
                                                   310   PMC-Sierra, Inc. (a)                                        3,810
                                                 1,218   Teradyne, Inc. (a)                                         18,891
                                                 8,510   Texas Instruments, Inc.                                   276,320
                                                 1,560   Xilinx, Inc.                                               39,718
                                                                                                              ------------
                                                                                                                 1,757,215
--------------------------------------------------------------------------------------------------------------------------
Software - 2.8%                                  3,222   Adobe Systems, Inc.                                       112,512
                                                 1,044   Autodesk, Inc.                                             40,215
                                                 1,285   BMC Software, Inc. (a)                                     27,833
                                                 2,534   CA, Inc.                                                   68,950
                                                 1,029   Citrix Systems, Inc. (a)                                   38,999
                                                 2,318   Compuware Corp. (a)                                        18,150
                                                 1,500   Electronic Arts, Inc. (a)                                  82,080
                                                   840   Intuit, Inc. (a)                                           44,680
                                                45,826   Microsoft Corp. (b)                                     1,246,925
                                                 1,320   Novell, Inc. (a)                                           10,138
                                                18,858   Oracle Corp. (a)                                          258,166
                                                   749   Parametric Technology Corp. (a)                            12,231
                                                 5,233   Symantec Corp. (a)                                         88,071
                                                                                                              ------------
                                                                                                                 2,048,950
--------------------------------------------------------------------------------------------------------------------------
Specialty Retail - 1.9%                          1,200   AutoNation, Inc. (a)                                       25,860
                                                   265   AutoZone, Inc. (a)                                         26,418
                                                 1,330   Bed Bath & Beyond, Inc. (a)                                51,072
                                                 1,979   Best Buy Co., Inc.                                        110,685
                                                   623   Circuit City Stores, Inc.                                  15,251
                                                 3,218   The Gap, Inc.                                              60,112
                                                11,065   Home Depot, Inc.                                          468,050

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2006

                                                Shares
Industry                                          Held   Common Stocks                                            Value
--------------------------------------------------------------------------------------------------------------------------
                                                 1,998   Limited Brands                                       $     48,871
                                                 3,920   Lowe's Cos., Inc.                                         252,605
                                                 1,783   Office Depot, Inc. (a)                                     66,399
                                                   213   OfficeMax, Inc.                                             6,426
                                                   782   RadioShack Corp.                                           15,038
                                                   748   The Sherwin-Williams Co.                                   36,981
                                                 3,551   Staples, Inc.                                              90,622
                                                 2,130   TJX Cos., Inc.                                             52,867
                                                   664   Tiffany & Co.                                              24,927
                                                                                                              ------------
                                                                                                                 1,352,184
--------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods - 0.3%          2,100   Coach, Inc. (a)                                            72,618
                                                   800   Jones Apparel Group, Inc.                                  28,296
                                                   686   Liz Claiborne, Inc.                                        28,112
                                                   924   Nike, Inc. Class B                                         78,632
                                                   565   VF Corp.                                                   32,149
                                                                                                              ------------
                                                                                                                   239,807
--------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance - 1.3%                3,198   Countrywide Financial Corp.                               117,367
                                                 4,917   Fannie Mae                                                252,734
                                                 3,344   Freddie Mac                                               203,984
                                                 1,226   Golden West Financial Corp.                                83,245
                                                   422   MGIC Investment Corp.                                      28,118
                                                 2,200   Sovereign Bancorp, Inc.                                    48,202
                                                 5,371   Washington Mutual, Inc.                                   228,912
                                                                                                              ------------
                                                                                                                   962,562
--------------------------------------------------------------------------------------------------------------------------
Tobacco - 1.1%                                  10,716   Altria Group, Inc.                                        759,336
                                                   300   Reynolds American, Inc.                                    31,650
                                                   705   UST, Inc.                                                  29,328
                                                                                                              ------------
                                                                                                                   820,314
--------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors - 0.0%            349   WW Grainger, Inc.                                          26,297
--------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication                       1,808   Alltel Corp.                                              117,068
Services - 0.7%                                 15,174   Sprint Nextel Corp.                                       392,096
                                                                                                              ------------
                                                                                                                   509,164
--------------------------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         (Cost - $54,080,170) - 83.1%                           60,275,096
--------------------------------------------------------------------------------------------------------------------------

                                            Beneficial
                                              Interest   Short-Term Securities
--------------------------------------------------------------------------------------------------------------------------
                                             $ 810,710   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                         Series I, 4.56% (c)(f)                                    810,710
                                                59,400   Merrill Lynch Liquidity Series, LLC Money Market
                                                         Series,  4.75% (c)(d)(f)                                   59,400
--------------------------------------------------------------------------------------------------------------------------
                                                         Total Short-Term Securities
                                                         (Cost - $870,110) - 1.2%                                  870,110
--------------------------------------------------------------------------------------------------------------------------

                                             Number of
                                             Contracts   Put Options Purchased
--------------------------------------------------------------------------------------------------------------------------
                                                54,651   S&P European, expiring October 2007 at US$ 1,639       12,114,047
--------------------------------------------------------------------------------------------------------------------------
                                                         Total Put Options Purchased
                                                         (Premiums Paid - $10,465,188) - 16.7%                  12,114,047
--------------------------------------------------------------------------------------------------------------------------
                                                         Total Investments (Cost - $65,415,468*) - 101.0%       73,259,253

                                                         Liabilities in Excess of Other Assets - (1.0%)           (703,018)
                                                                                                              ------------
                                                         Net Assets - 100.0%                                  $ 72,556,235
                                                                                                              ============

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2006

* The cost and unrealized appreciation (depreciation) of investments as of March 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                               $ 66,486,684
                                                                   ============
      Gross unrealized appreciation                                $ 16,976,680
      Gross unrealized depreciation                                 (10,204,111)
                                                                   ------------
      Net unrealized appreciation                                  $  6,772,569
                                                                   ============

(a)   Non-income producing security.
(b) All or a portion of security held as collateral in connection with open financial future contracts.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------------------------------
                                                                         Net           Dividend/Interest
      Affiliate                                                       Activity               Income
      --------------------------------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                                               --       $           2,115
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I       $ (4,539,967)      $          21,895
      Merrill Lynch Liquidity Series, LLC Money Market Series       $     29,400       $             152
      --------------------------------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Security, or a portion of security, is on loan.
(f)   Represents the current yield as of March 31, 2006.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o Financial futures contracts purchased as of March 31, 2006 were as follows:

      --------------------------------------------------------------------------
      Number of                       Expiration         Face        Unrealized
      Contracts        Issue             Date            Value      Appreciation
      --------------------------------------------------------------------------
          2        S&P 500 Index       June 2006      $ 646,582     $      5,068
      --------------------------------------------------------------------------

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The S&P 500 Protected Equity Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    The S&P 500 Protected Equity Fund, Inc.

Date: May 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    The S&P 500 Protected Equity Fund, Inc.

Date: May 22, 2006


By: /s/ Donald C. Burke
    ------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    The S&P 500 Protected Equity Fund, Inc.

Date: May 22, 2006